SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 16, 2003
Date of Report (Date of earliest event reported)

CIENA Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-21969	23-2725311
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

1201 Winterson Road, Linthicum, Maryland 21090
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:
(410) 865-8500

Not applicable
(Former name or former address, if changed since last report)

Exhibit Index on Page 2

Item 9.      Regulation FD Disclosure.

                  On June 16, 2003, CIENA Corporation issued a press release announcing the closing of its acquisition of WaveSmith Networks, Inc. The press release is being furnished hereto as Exhibit 99.1.

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIENA CORPORATION

Date: June 17, 2003	By:	/s/ Russell B. Stevenson, Jr.

Russell B. Stevenson, Jr.
Senior Vice President, General Counsel and
Secretary